UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number                      811-23057
Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)
    227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
    227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant's telephone number, including area code:   (312) 827-0100
Date of fiscal year end:  September 30
Date of reporting period:  October 1, 2016 – March 31, 2017

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

3.31.2017 (Unaudited)
Guggenheim Funds Semiannual Report
Guggenheim Energy & Income Fund

GuggenheimInvestments.com	CEF-GEI-SAR-0317

GUGGENHEIMINVESTMENTS.COM/XGEIX
...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENERGY & INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/xgeix, you will find:
•	Daily, weekly and monthly data on NAV, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices and tax characteristics
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	March 31, 2017

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Energy & Income Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended March 31, 2017.
The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products.
As a non-listed Fund, the Fund does not have a market price or market price return. For the semiannual fiscal period ended March 31, 2017, the Fund provided a total return based on net asset value (NAV) of 11.73%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of March 31, 2017, the Fund’s NAV was $1,144.96 per share, compared with $1,068.74 per share on September 30, 2016.
The Fund made two quarterly distributions in the period: $24.375 on December 30, 2016, and $24.375 on March 31, 2017. The distribution rate at the end of the period, based on the closing NAV, was 8.52%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(e) on page 32 for more information on distributions for the period.
On March 1, 2017, the Board of Trustees approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding shares of common stock, which expired April 7, 2017. The tender offer is discussed in more detail elsewhere in this report.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is an affiliate of Guggenheim.
To learn more about the Fund, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and information about the Fund’s performance.

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(Unaudited) continued	March 31, 2017

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/xgeix.
Sincerely,
Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Energy & Income Fund
April 30, 2017

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QUESTIONS & ANSWERS (Unaudited)	March 31, 2017

Guggenheim Energy & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes Thomas Hauser, Senior Managing Director and Portfolio Manager; James W. Michal, Senior Managing Director and Portfolio Manager; Adam Bloch, Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended March 31, 2017.
What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. Energy companies include those that have at least 50% of their assets, income, sales, or profits committed to, or derived from:
•
production, exploration, development, mining, extraction, transportation (including marine transportation), refining, processing, storage, distribution, management, marketing, and/or trading of oil, natural gas, natural gas liquids, refined petroleum products, coal, biofuels, or other natural resources used to produce energy, or ethanol;

•
generation, transmission, distribution, marketing, sale, and/or trading of all forms of electrical power (including through clean and renewable resources, such as solar energy, wind energy, geothermal energy, or hydropower) or gas;

•	manufacturing, marketing, management, sale, and/or trading of equipment, products or other supplies predominantly used by entities engaged in such businesses; and
•	provision of services to entities engaged in such businesses.
Under normal market conditions, the Fund invests at least 70% of its managed assets in securities of energy companies. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products. Other income-producing securities in which the Fund may invest include corporate bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, asset-backed securities, commercial paper, U.S. government securities, sovereign government and supranational debt securities, structured products, and dividend-paying common equity securities.
The Fund may invest in debt securities of any credit quality, and may invest without limitation in securities of below-investment-grade quality (also known as high yield securities or junk bonds). Securities of below-investment-grade quality are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. Securities of below-investment-grade quality involve special risks as compared to investment-grade-quality securities.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2017

The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
How did the Fund perform for the period?
For the semiannual fiscal period ended March 31, 2017, the Fund provided a total return based on net asset value (NAV) of 11.73%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of March 31, 2017, the Fund’s NAV was $1,144.96 per share, compared with $1,068.74 per share on September 30, 2016.
What were the Fund’s distributions for the period?
The Fund made two quarterly distributions in the period: $24.375 on December 30, 2016, and $24.375 on March 31, 2017. The distribution rate at the end of the period, based on the closing NAV, was 8.52%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(e) on page 32 for more information on distributions for the period.
Why is there no market price for the Fund?
The Fund is a non-listed closed-end fund. It is designed for long-term investors and an investment in the common shares should be considered illiquid. An investment in the common shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the common shares are not redeemable at an investor’s option, and unlike traditional listed closed-end funds, the common shares are not listed on any securities exchange.
Investors should not expect to be able to sell their common shares, regardless of how the Fund performs. Investors may not have access to the money invested until a shareholder liquidity event occurs.
What is a shareholder liquidity event?
The Fund intends to complete an event intended to provide liquidity on or before July 28, 2023 (liquidity event date). The Fund’s Board of Trustees may extend the liquidity event date for one year, to July 28, 2024, without a shareholder vote. The liquidity event date can be further extended beyond July 28, 2024, if approved by 75% of the Board of Trustees followed by approval by 75% of the outstanding voting securities of the Fund. A shareholder liquidity event will consist of either:

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2017

termination and liquidation of the Fund, or a tender offer to repurchase 100% of the Fund’s outstanding common shares at a price equal to the then-current NAV.
The Fund’s investment objectives and policies are not designed to seek to return to investors who purchased common shares in the initial offering their initial investment on the liquidity event date or any other date. Such initial investors and any investors who purchase common shares after the completion of the offering may receive less than their original investment through any shareholder liquidity event.
Did the Fund provide any liquidity for shareholders during the period?
On March 1, 2017, the Board of Trustees approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding shares of common stock, or 1,988 shares of the Fund at a price equal to the Fund’s net asset value per share on April 7, 2017, the day on which the tender offer expired. The net asset value per share on that day was $1,149.25.
A total of 10,011 shares were tendered. Being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered will remain outstanding.
In any given quarter, the Adviser may or may not recommend to the Board of Trustees that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no other tender offers will be conducted during the term of the Fund.
If no other tender offer is made, shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, shareholders may be able to sell their common shares only at substantial discounts from NAV.
What were macroeconomic conditions over the period?
The market optimism that helped lift risk asset prices after the presidential election in November continued through early 2017. The S&P 500 Index set new record highs, high yield corporate bond spreads approached cycle lows, and the 10-year Treasury yield rose to 2.63%, the highest level since 2014. Risk appetite ebbed as the first quarter drew to a close, however, as investors grappled with the implications of the unsuccessful healthcare reform bill and geopolitical concerns.
Tracking estimates for first-quarter real gross domestic product (GDP) growth have fallen in recent weeks despite strong gains in consumer and business sentiment since the election. In late April, after the period ended, the initial estimate of first-quarter GDP growth was 0.7%. However, we attribute a large portion of the apparent weakness to seasonal factors that have depressed as-reported first quarter GDP growth over the past several years. In keeping with this pattern, we expect the final first-quarter GDP print to be revised higher. More importantly, the prospects for quarterly U.S. GDP growth appear stronger going forward through the rest of the year.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2017

Consumer spending stands to benefit from solid income and wealth gains, with household net worth at an all-time high. Recent job gains have been strong, and we anticipate a further acceleration of wage growth as the labor market continues to tighten. Buoyant consumer sentiment and low household debt service outlays also support our positive outlook. On the business investment side, we expect various factors to be supportive, including the uptick in global industrial production growth, the surge in small-business optimism, and the recovery in corporate earnings.
On March 15, the Federal Open Market Committee (FOMC) raised the fed funds target rate by 25 basis points to a range of 0.75–1.0%. The hike itself had little impact on markets as several FOMC members, including Chair Janet Yellen and New York Fed President William Dudley, had indicated that a hike was likely in the weeks leading up to the meeting. Looking ahead, we believe that the market is underpricing the likely pace of Fed rate hikes in 2017 and 2018.
Importantly, Chair Yellen noted that the FOMC’s baseline forecast of two additional rate increases in 2017 and three more in 2018 was not conditioned on expectations for fiscal stimulus. Rather, it reflected a need to gradually remove accommodation, as the Fed has essentially achieved its dual mandate objectives regarding employment and inflation. Fiscal easing, she explained, could result in a faster pace of tightening, if it materializes. Markets remain skeptical and are pricing in only 1.5 more rate hikes in 2017 and another 1.5 rate hikes in 2018, according to fed funds futures contracts. Our internal view is that the Fed will deliver two to three more rate hikes in 2017 and another four in 2018. We expect to see equity and credit investors take more chips off the table unless there is concrete progress on fiscal legislation in Washington, particularly as the Fed has demonstrated its desire to tighten. We remain optimistic about the near-term U.S. economic outlook, but growing political risks warrant a more defensive stance.
How did the high yield energy market perform in this environment?
For the period, the Energy sector of the Bloomberg Barclays U.S. Corporate High Yield Index returned 8.15%. Rising oil prices provided the biggest boost to the sector, even though performance waned over the period, as production rebounded and oil prices began to slip. All subsectors within the Energy sector contributed to performance, with oilfield services the best-performer.
By comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 4.50% and the Credit Suisse Leveraged Loan Index returned 3.48%. High-yield bonds were also one of the best-performing fixed income asset classes for the period, beating investment grade and government bonds.
What happened to the price of oil over the period?
After a volatile first half of 2016, oil prices as measured by West Texas Intermediate settled into a narrower trading range for the six-month period ended March 31, 2017. From its low of $47 per barrel in late November, oil climbed to a period high of $56 in early January.
The catalyst for the 20% price rise was the November agreement by OPEC and other exporting nations including Russia to a 2% global production cut in the first half of 2017. Later, as concerns grew about the cartel’s ability to hold down production levels, prices dropped back to around $50 per

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2017

barrel in March. The production cut also provided a boost to U.S. shale producers, who ramped up their output to the highest level in over a year.
When the November agreement was struck, OPEC aimed to cut oil stockpiles after three years of oversupply. But with U.S. inventories rising to all-time highs at the end of March, OPEC and other exporters will have to decide at their next meeting in May whether to extend the production cuts into the second half of 2017. An OPEC agreement to hold production would help keep prices stable, although considerable skepticism remains about the group’s ability to strictly adhere to quotas.
The price of oil headed higher in the last week of March, erasing almost half of the selloff that occurred earlier in the month. Concerns about oversupply abated, particularly regarding U.S. gasoline and diesel stockpiles, and optimism grew that the summer driving season would support demand. A Wall Street Journal poll of investment banks in late March predicted that Brent crude, the international oil-price benchmark, will average at $57 per barrel this year, while West Texas Intermediate, the U.S. oil gauge, will average $55 per barrel.
Oil prices remain in line with GPIM’s expectations. At Fund inception, GPIM forecasted a range of $40 to $60 for the first two years, and we continue to believe that the lows are behind us. The broader fundamentals suggest a gradual normalization of supply in the market, as cuts in other parts of the world are offset by U.S. shale production increases. We anticipate that oil will stay in the current range, potentially rising toward $60 as we get into the back half of 2017.
What has been energy’s impact on leveraged credit?
The high yield bond market, and specifically high yield energy, has benefited from the improvement in the price of oil over 2016 and its recent stabilization. The post-election credit rally continued into the early months of 2017, but was followed by a mixed tone in March, as high yield bond spreads were driven close to cycle lows. Spreads later widened due to declining oil prices and concerns in the retail sector.
Exceptional new issuance volumes throughout the period were driven by a resurgence in refinancing activity as borrowers opportunistically reduced their cost of debt in the face of the Fed raising rates. Refinancing volumes historically average 43% of new-issue volume across high yield bonds and bank loans. At the end of the period, it totaled 52% and 66% of volume, respectively. Issuers in oil and gas, services and leasing, and cable industries represented a combined 32% of all refinancing volume since January 2016.
The level of bankruptcies continues to slow, driven by improving fundamentals. Declining default rate projections have caused spreads to retrace nearly all of the widening that has taken place since the beginning of the oil bear market in July 2014. After rising to more than 18% in November, the default rate for U.S. high yield energy companies is expected to fall to 3.1% by the end of 2017, according to Moody’s. Excluding commodity sectors, the trailing 12-month high yield default rate remains near post-crisis lows.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2017

The borrowing base determinations for spring 2017 also helped boost the energy sector. According to Citigroup, U.S. exploration and production companies enjoyed a 2% increase in their reserve-based loan facilities with the majority of companies announcing that their borrowing-base results were reaffirmed.
How is the portfolio positioned at the end of the period?
A key tenet of the Fund’s portfolio construction is to mitigate downside risk, without giving up upside potential. GPIM has addressed this through focusing on secured paper in addition to bonds, even though the Fund has healthy allocations to both. We have migrated toward sectors where we believe there is less downside commodity price risk and significant asset coverage, where the Fund can pick up securities at discounts. GPIM does not expect a significant shift in the strategy or how the Fund is positioned.
The Fund’s portfolio consists of about 40% secured paper, which we believe is defensive as it places the Fund higher up in the capital structure and protects collateral. The majority of assets are now trading above book price, with only a handful trading below. In addition, the portfolio has about 70% energy exposure, which has remained consistent over the period. Most of the exposure is in the form of high yield credits in the E&P sector. The Fund is market weight in E&P and midstream and slightly underweight in services and refining relative to the benchmark.
Entering 2017 with the tightest high-yield bond spreads since August 2014, we expect this will continue to be a year of clipping coupons in high-yield bonds, with a small amount of price upside in single B-rated and some highly selective CCC-rated credits. We expect a continued recovery in energy and commodity earnings, but most of this is already reflected in bond valuations. The spread differential between the broad high yield index and the index ex-energy is less than 25 basis points, roughly equal to the level in September 2014 when oil prices were above $90 per barrel.
Leveraged loans remain the more defensive leveraged credit opportunity, given their senior secured position in the capital structure. The default rate among loans of commodity-related issuers has peaked and will continue to fall as oil prices stabilize and trend higher.
While we have a constructive view on oil and natural gas prices, we have not been finding value in bank loan energy credits as they are not attractive in the current environment where oil trades between $50 and $60 per barrel. We continue to remain underweight the more cyclical sectors like energy and metals and mining within bank loans. We believe a more conservative way to express a view on commodity prices with better downside protection is through utilities, in which investments have a first lien on power plants and many were trading below their fair value due to low natural gas prices.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2017

What is the Fund’s leverage strategy?
The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. As of March 31, 2017, the Fund’s leverage was approximately 29%. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The Fund expects to employ leverage primarily through indebtedness and engaging in reverse repurchase agreements. The Fund is permitted to issue preferred shares but has no current intention to do so. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV of common shares to be more volatile and can magnify the effect of any losses.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
Please see guggenheiminvestments.com/xgeix for a more detailed discussion of the Fund’s risks and considerations.

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

Fund Statistics
Net Asset Value	$1,144.96
Net Assets ($000)	$91,106

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED MARCH 31, 2017
	Six Month		Since
	(non-	One	Inception
	annualized)	Year	(08/13/15)
Guggenheim Energy & Income Fund
NAV	11.73%	52.40%	18.47%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/xgeix. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Corporate Bonds	100.4%
Senior Floating Rate Interests	33.3%
Common Stocks	2.0%
Asset Backed Securities	1.5%
Short Term Investments	0.6%
Warrants	0.1%
Total Investments	137.9%
Other Assets & Liabilities, net	-37.9%
Net Assets	100.0%

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	March 31, 2017

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	March 31, 2017

Ten Largest Holdings	% of Total Net Assets
Cactus Wellhead, 7.15%, 07/30/20	3.6%
Unit Corp., 6.63%, 05/15/2021	3.5%
Comstock Resources, Inc., 10.00%, 03/15/2020	3.1%
American Midstream Partners LP / American Midstream Finance Corp., 8.50%, 12/15/2021	2.9%
Lone Star Energy, 5.30%, 02/22/21	2.8%
Terraform Global Operating LLC, 9.75%, 08/15/2022	2.5%
Exterran Energy Solutions LP/EES Finance Corp., 8.13%, 05/01/2025	2.5%
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.75%, 04/15/2025	2.4%
LBC Tank Terminals Holding Netherlands B.V., 6.88%, 05/15/2023	2.4%
BreitBurn Energy Partners LP / BreitBurn Finance Corp., 7.78%, 04/15/2022	2.3%
Top Ten Total	28.0%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.
Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/xgeix. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating*
Rating	% of Total Investments
Fixed Income Instruments
BBB	9.8%
BB	33.0%
B	40.7%
CCC	7.9%
CC	0.5%
NR**	6.1%
Other	1.5%
Cash & Cash Equivalents	0.5%
Total Investments	100.0%

*  Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
** NR securities do not necessarily indicate low credit quality.

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SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2017

	Shares	Value
COMMON STOCKS† – 2.0%
Energy – 2.0%
SandRidge Energy, Inc.*	39,465	$ 729,707
Approach Resources, Inc.*	279,588	701,766
Titan Energy LLC*	23,593	429,393
Total Energy		1,860,866
Total Common Stocks
(Cost $2,346,352)		1,860,866
WARRANTS†† – 0.1%
Comstock Resources, Inc.*
09/06/18	7,838	72,266
Total Warrants
(Cost $47,089)		72,266
SHORT TERM INVESTMENTS† – 0.6%
Dreyfus Treasury Prime Cash Management Institutional Shares
0.50%[7]	590,700	590,700
Total Short Term Investments
(Cost $590,700)		590,700

	Face
	Amount~	Value
CORPORATE BONDS†† – 100.4%
Energy – 60.1%
Unit Corp.
6.63% due 05/15/21[1]	3,250,000	$ 3,201,250
Comstock Resources, Inc.
10.00% due 03/15/20[1,2]	2,850,000	2,850,000
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
8.50% due 12/15/21[1,5]	2,625,000	2,677,499
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	850,000	915,841
5.63% due 04/15/23	750,000	813,677
5.00% due 03/15/27[5]	350,000	365,868
5.88% due 06/30/26[5]	300,000	330,776
4.20% due 03/15/28[5]	200,000	197,563
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25[5]	2,250,000	2,295,000
Hess Corp.
4.30% due 04/01/27[1]	1,200,000	1,178,653
8.13% due 02/15/19[1]	750,000	822,246
7.88% due 10/01/29	200,000	244,627
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	2,200,000	2,189,000

See notes to financial statements.

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SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 100.4% (continued)
Energy – 60.1% (continued)
QEP Resources, Inc.
6.88% due 03/01/21[1]	1,500,000	$ 1,593,750
5.25% due 05/01/23	600,000	588,234
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22*,3	3,500,000	2,100,000
PDC Energy, Inc.
7.75% due 10/15/22[1]	1,500,000	1,578,750
6.13% due 09/15/24[5]	450,000	461,250
Whiting Petroleum Corp.
5.75% due 03/15/21[1]	2,050,000	2,029,500
FTS International, Inc.
8.63% due 06/15/20[4,5]	2,000,000	2,027,500
CONSOL Energy, Inc.
8.00% due 04/01/23[1]	1,900,000	1,997,375
Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp.
7.88% due 12/15/24[5]	1,900,000	1,980,750
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38% due 05/01/20	1,000,000	942,700
8.00% due 02/15/25[5]	1,000,000	930,000
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[1]	1,500,000	1,670,129
Newfield Exploration Co.
5.38% due 01/01/26[1]	1,550,000	1,618,820
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[1,5]	1,500,000	1,578,450
Pattern Energy Group, Inc.
5.88% due 02/01/24[5]	1,550,000	1,569,375
Carrizo Oil & Gas, Inc.
7.50% due 09/15/20[1]	1,500,000	1,554,375
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23[1]	1,300,000	1,348,750
5.75% due 04/01/25[5]	200,000	204,250
Marathon Petroleum Corp.
3.40% due 12/15/20[1]	1,500,000	1,537,968
Antero Resources Corp.
5.00% due 03/01/25[1,5]	1,500,000	1,470,930
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25[5]	1,100,000	1,146,750
Gibson Energy, Inc.
6.75% due 07/15/21[5]	561,000	586,245
5.25% due 07/15/24[5]	700,000 CAD	526,375
TerraForm Power Operating LLC
6.63% due 06/15/25[1,5,6]	1,000,000	1,067,500
DCP Midstream Operating, LP
5.35% due 03/15/20[1,5]	1,025,000	1,060,875

See notes to financial statements.

16 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 100.4% (continued)
Energy – 60.1% (continued)
MPLX, LP
4.88% due 12/01/24	1,000,000	$ 1,051,937
Trinidad Drilling Ltd.
6.63% due 02/15/25[5]	1,000,000	998,750
Phillips 66 Partners, LP
3.55% due 10/01/26	1,000,000	955,151
Callon Petroleum Co.
6.13% due 10/01/24[5]	500,000	520,000
Total Energy		54,778,439
Utilities – 8.5%
Terraform Global Operating LLC
9.75% due 08/15/22[5]	2,050,000	2,298,563
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[1,5]	2,080,000	2,158,249
AES Corp.
5.50% due 04/15/25[1]	1,000,000	1,012,500
6.00% due 05/15/26	400,000	414,000
4.88% due 05/15/23	250,000	248,750
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	850,000	843,625
5.75% due 05/20/27	775,000	765,119
Total Utilities		7,740,806
Financial – 7.5%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[5]	1,300,000	1,313,000
7.50% due 04/15/21[5]	650,000	655,688
Kennedy-Wilson, Inc.
5.88% due 04/01/24	1,000,000	1,025,000
NFP Corp.
9.00% due 07/15/21[5]	850,000	898,322
GEO Group, Inc.
5.88% due 10/15/24[1]	675,000	690,188
6.00% due 04/15/26	100,000	101,272
FBM Finance, Inc.
8.25% due 08/15/21[5]	700,000	742,000
NewStar Financial, Inc.
7.25% due 05/01/20	450,000	457,875
Lincoln Finance Ltd.
6.88% due 04/15/21	250,000 EUR	285,861
Garfunkelux Holding Co. 3 S.A.
8.50% due 11/01/22	200,000 GBP	266,934
Cabot Financial Luxembourg S.A.
7.50% due 10/01/23	200,000 GBP	263,488

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 100.4% (continued)
Financial – 7.5% (continued)
HUB International Ltd.
9.25% due 02/15/21[5]	100,000	$ 103,180
Total Financial		6,802,808
Consumer, Cyclical – 7.0%
Ferrellgas Partners, LP
8.63% due 06/15/20	1,665,000	1,594,237
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[1]	1,200,000	1,182,000
WMG Acquisition Corp.
6.75% due 04/15/22[1,5]	875,000	919,844
Ferrellgas, LP / Ferrellgas Finance Corp.
6.75% due 01/15/22	800,000	756,000
L Brands, Inc.
7.60% due 07/15/37	500,000	490,000
Nathan's Famous, Inc.
10.00% due 03/15/20[5]	400,000	430,000
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27[5]	400,000	403,500
NPC International Incorporated / NPC Quality Burgers Inc / NPC Operating Company B Inc
10.50% due 01/15/20	300,000	309,300
TVL Finance PLC
8.50% due 05/15/23	200,000 GBP	275,548
Total Consumer, Cyclical		6,360,429
Communications – 7.0%
MDC Partners, Inc.
6.50% due 05/01/24[5]	1,775,000	1,692,906
Ziggo Secured Finance BV
5.50% due 01/15/27[5]	900,000	899,910
Cengage Learning, Inc.
9.50% due 06/15/24[5]	950,000	850,250
SFR Group S.A.
7.38% due 05/01/26[5]	700,000	721,000
EIG Investors Corp.
10.88% due 02/01/24	550,000	584,375
DISH DBS Corp.
7.75% due 07/01/26[1]	450,000	523,125
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13% due 05/01/27[5]	500,000	502,500
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education
Finance, Inc.
7.88% due 05/15/24[5]	300,000	290,250

See notes to financial statements.

18 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 100.4% (continued)
Communications – 7.0% (continued)
CSC Holdings LLC
6.75% due 11/15/21	250,000	$ 271,094
Total Communications		6,335,410
Consumer, Non-cyclical – 4.1%
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[5]	1,100,000	1,072,500
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[1,5]	875,000	903,438
Valeant Pharmaceuticals International, Inc.
7.00% due 03/15/24[5]	575,000	590,093
6.50% due 03/15/22[5]	250,000	257,188
Bumble Bee Holdco SCA
9.63% due 03/15/18[2,5]	600,000	582,000
Central Garden & Pet Co.
6.13% due 11/15/23	350,000	369,250
Total Consumer, Non-cyclical		3,774,469
Industrial – 4.0%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19[1]	1,850,000	1,826,875
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[5]	1,025,000	1,099,313
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[5]	500,000	525,000
LMI Aerospace, Inc.
7.38% due 07/15/19	150,000	155,625
Total Industrial		3,606,813
Basic Materials – 2.2%
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[1,5]	950,000	1,035,500
Eldorado Gold Corp.
6.13% due 12/15/20[5]	680,000	697,000
PQ Corp.
6.75% due 11/15/22[5]	200,000	213,000
GCP Applied Technologies, Inc.
9.50% due 02/01/23[5]	75,000	85,125
Total Basic Materials		2,030,625
Total Corporate Bonds
(Cost $85,109,978)		91,429,799

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2017

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,4 – 33.3%
Electric – 20.1%
Lone Star Energy
5.30% due 02/22/21[1]	2,671,119	$ 2,537,562
MRP Generation Holding
8.15% due 10/18/22[1]	1,990,000	1,977,562
Panda Power
7.65% due 08/21/20[1]	1,977,932	1,940,845
Panda Moxie Patriot
6.90% due 12/19/20[1]	1,903,954	1,858,735
TPF II Power LLC
5.00% due 10/02/21[1]	1,634,593	1,639,905
Invenergy Thermal Operating I, LLC
6.65% due 10/19/22[1]	1,638,757	1,573,207
Panda Hummel
7.00% due 10/27/22[1]	1,400,000	1,352,750
Terraform AP Acquisition Holdings LLC
5.65% due 06/26/22[1]	1,335,058	1,345,071
Panda Temple II Power
7.25% due 04/03/19[1]	1,481,250	1,283,133
Stonewall (Green Energy)
6.65% due 11/15/21[1]	1,200,000	1,167,000
Exgen Texas Power LLC
5.90% due 09/18/21[1]	1,484,767	963,243
Lightstone HoldCo LLC
5.54% due 01/30/24[1]	670,000	673,518
Total Electric		18,312,531
Energy – 5.9%
Cactus Wellhead
7.15% due 07/30/20[1]	3,480,956	3,308,649
Summit Midstream Partners, LP
7.02% due 05/13/22[1]	1,000,000	1,017,500
Linn Energy LLC / Linn Energy Finance Corp.
1.99% due 02/27/21[1]	585,716	541,787
8.33% due 02/27/21[1]	292,858	294,322
PSS Companies
5.65% due 01/28/20[1]	223,906	179,125
Total Energy		5,341,383
Utilities – 2.0%
Moss Creek Resources LLC
9.00% due 03/29/22	1,875,000	1,846,425
Technology – 1.9%
Planview, Inc. (PHNTM Holdings, Inc.)
10.75% due 07/27/23†††,1,8	1,000,000	985,000

See notes to financial statements.

20 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2017

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,4 – 33.3% (continued)
Technology – 1.9% (continued)
Cypress Holdings
7.75% due 03/31/25	400,000	$ 391,656
Advanced Computer Software
10.56% due 01/31/23[1]	350,000	318,210
Total Technology		1,694,866
Consumer, Cyclical – 1.5%
Accuride Corp.
8.15% due 11/17/23[1]	1,097,250	1,090,392
Blue Nile, Inc.
7.50% due 02/17/23[1]	275,000	269,500
Total Consumer, Cyclical		1,359,892
Basic Materials – 0.9%
Arch Coal, Inc.
5.00% due 03/07/24	800,000	798,248
Financial – 0.7%
Avolon Luxembourg SARL
3.73% due 01/20/22[1]	650,000	658,398
Communications – 0.3%
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23[1]	317,100	301,740
Total Senior Floating Rate Interests
(Cost $28,944,068)		30,313,483
ASSET BACKED SECURITIES†† – 1.5%
Collateralized Loan Obligations – 1.5%
Saranac CLO II Ltd.
2014-2A, 6.20% due 02/20/25[4,5]	500,000	457,500
Jamestown CLO V Ltd.
2014-5A, 6.12% due 01/17/27[4,5]	500,000	456,118
WhiteHorse VII Ltd.
2013-1A, 5.85% due 11/24/25[4,5]	250,000	233,804
Voya CLO 2015-3 Ltd.
2015-3A, 7.53% due 10/20/27[4,5]	250,000	228,823
Total Collateralized Loan Obligations		1,376,245
Total Asset Backed Securities
(Cost $1,264,656)		1,376,245
Total Investments – 137.9%
(Cost $118,302,843)		$ 125,643,359
Other Assets & Liabilities, net – (37.9)%		(34,536,994)
Total Net Assets – 100.0%		$ 91,106,365

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2017

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1
All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreement and unfunded loan commitments. As of March 31, 2017, the total market value of segregated or earmarked securities was $65,440,126.

2	Paid-in-kind security.
3	Security is in default of interest and/or principal obligations.
4	Variable rate security. Rate indicated is rate effective at March 31, 2017.
5
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $45,311,270 (cost $43,296,832), or 49.7% of total net assets.

6	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is rate effective at March 31, 2017.
7	Rate indicated is the 7-day yield as of March 31, 2017.
8	Security was fair valued by the Valuation Committee at March 31, 2017. The total market value of fair valued securities amounts to $985,000, (cost $985,383) or 1.1% of total net assets.

B.V. CLO EUR GBP LLC plc S.A.	Limited Liability Company Collateralized Loan Obligation Euro Great Britain Pound Limited Liability Company Public Limited Company Corporation
See Sector Classification in Supplemental Information section.

22 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2017

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (see Note 4 in the Notes to Financial Statements):
		Level 2		Level 3
		Significant		Significant
	Level 1	Observable		Unobservable
Description	Quoted Prices	Inputs		Inputs	Total
Assets:
Common Stocks	$1,860,866	$–		$–	$1,860,866
Warrants	–	72,266		–	72,266
Short Term Investments	590,700	–		–	590,700
Corporate Bonds	–	91,429,799		–	91,429,799
Senior Floating Rate Interests	–	29,328,483		985,000	30,313,483
Asset Backed Securities	–	1,376,245		–	1,376,245
Total Assets	$2,451,566	$122,206,793		$985,000	$125,643,359
Liabilities:
Forward Foreign Currency Exchange Contracts	$–	$26,255	*	$–	$26,255
Unfunded Loan Commitments	–	58,572		–	58,572
Total Liabilities	$–	$84,827		$–	$84,827
*Represents the unrealized gain/loss at period end.

If not referenced in the table, please refer to the Schedule of Investments for a breakdown of investment type by industry category.
The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

	Ending Balance at
Category	3/31/2017	Valuation Technique	Unobservable Inputs
Senior Floating Rate Interests	$985,000	Model Price	Trade Price

Significant changes in a model price would generally result in significant changes in the fair value of the security.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended March 31, 2017, there were no transfers between levels.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2017

Summary of Fair Value of Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2017:
Level 3 – Fair Value measurement using significant unobservable inputs
	Senior Floating	Corporate
	Rate Interests	Bonds	Total
Assets:
Beginning Balance	$–	$456,911	$456,911
Purchases	985,000	–	985,000
Corporate Actions	–	(484,500)	(484,500)
Change in Unrealized Gain/(Loss)	–	27,589	27,589
Ending Balance	$985,000	$–	$985,000
Net change in unrealized appreciation (depreciation) for
investments in securities still held at March 31, 2017	$–	$–	$–

24 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	March 31, 2017

ASSETS:
Investments, at value (cost $118,302,843)	$125,643,359
Cash	64,499
Receivables:
Investments sold	6,039,700
Interest	1,561,783
Tax reclaims	3,606
Other assets	108,391
Total assets	133,421,338
LIABILITIES:
Reverse repurchase agreements	36,336,097
Due to broker	214,000
Unrealized depreciation on forward foreign currency exchange contracts	26,255
Interest payable on borrowings	26,267
Unfunded loan commitments, at value (Note 10) (commitment fees
received $39,048)	58,572
Payable for:
Investments purchased	5,215,896
Offering costs	158,044
Investment advisory fees	130,020
Trustees' fees and expenses*	4,478
Accrued expenses and other liabilities	145,344
Total liabilities	42,314,973
NET ASSETS	$91,106,365
NET ASSETS CONSIST OF:
Common stock, $.01 par value per share; unlimited number of shares
authorized, 79,572 shares issued and outstanding	$796
Additional paid-in capital	79,420,308
Undistributed net investment income	120,378
Accumulated net realized gain on investments	4,269,921
Net unrealized appreciation on investments	7,294,962
NET ASSETS	$91,106,365
Net asset value	$1,144.96
*Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 25

STATEMENT OF OPERATIONS (Unaudited)	March 31, 2017
For the Six Months Ended March 31, 2017

INVESTMENT INCOME:
Interest	$4,869,996
Total investment income	4,869,996
EXPENSES:
Investment advisory fees	737,340
Interest expense	135,188
Professional fees	65,786
Trustees' fees and expenses	30,030
Fund accounting fees	27,587
Administration fees	16,222
Printing fees	15,770
Transfer agent fees	9,022
Insurance	5,294
Custodian fees	4,904
Other expenses	2,628
Total expenses	1,049,771
Net investment income	3,820,225
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,874,063
Foreign currency transactions	130,115
Net realized gain	7,004,178
Net change in unrealized appreciation (depreciation) on:
Investments	(817,047)
Foreign currency translations	(36,905)
Unfunded loan commitments	(47,612)
Net change in unrealized appreciation (depreciation)	(901,564)
Net realized and unrealized gain	6,102,614
Net increase in net assets resulting from operations	$9,922,839

See notes to financial statements.

26 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	March 31, 2017

	Period Ended	Year Ended
	March 31, 2017	September 30,
	(Unaudited)	2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,820,225	$7,389,788
Net realized gain (loss) on investments	7,004,178	(2,682,930)
Net change in unrealized appreciation (depreciation) on investments	(901,564)	11,160,866
Net increase in net assets resulting from operations	9,922,839	15,867,724
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,872,529)	(7,415,063)
SHAREHOLDER TRANSACTIONS:
Reinvestments	205,793	257,704
Net increase in net assets resulting from shareholder transactions	205,793	257,704
Net increase in net assets	6,256,103	8,710,365
NET ASSETS:
Beginning of period	84,850,262	76,139,897
End of period	$91,106,365	$84,850,262
Undistributed net investment income at end of period	$120,378	$172,682

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 27

STATEMENT OF CASH FLOWS (Unaudited)	March 31, 2017
For the period ended March 31, 2017

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$9,922,839
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used In Operating and Investing Activities:
Net change in unrealized depreciation on investments	817,047
Net change in unrealized depreciation on foreign currency translations	36,905
Net realized gain on investments	(6,874,063)
Net accretion of bond discount and amortization of bond premium	(871,721)
Purchase of long-term investments	(45,269,115)
Proceeds from sale of long-term investments	34,113,116
Other payments	7,185
Paydowns received on asset backed securities	2,378,353
Net purchases of short-term investments	(590,700)
Increase in interest receivable	(27,510)
Increase in investments sold receivable	(1,085,690)
Increase in tax reclaims receivable	(1,773)
Increase in other assets	(90,852)
Decrease in due to broker	(8,000)
Increase in investments purchased payable	2,576,625
Increase in investment advisory fees payable	23,494
Commitment fees received on unfunded loan commitments	10,960
Increase in interest payable on borrowings	25,881
Decrease in fund accounting fees payable	(7,427)
Decrease in administration fees payable	(2,344)
Increase in trustees’ fees and expense payable	4,478
Increase in accrued expenses and other liabilities	75,235
Net Cash Used in Operating and Investing Activities	(4,837,077)
Cash Flows From Financing Activities:
Distributions to common shareholders	(3,666,736)
Proceeds from reverse repurchase agreements	34,410,402
Payments made on reverse repurchase agreements	(26,005,302)
Net Cash Provided by Financing Activities	4,738,364
Net decrease in cash	(98,713)
Cash at Beginning of Period	163,212
Cash at End of Period	$64,499
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$109,307
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$205,793

See notes to financial statements.

28 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	March 31, 2017

	Period Ended		Year Ended	Period Ended
	March 31, 2017		September 30,	September 30,
	(Unaudited)		2016	2015(a)
Per Share Data:
Net asset value, beginning of period	$1,068.74		$962.31	$1,000.00
Income from investment operations:
Net investment income(b)	48.09		93.30	1.51
Net gain (loss) on investments (realized and unrealized)	76.88		106.74	(37.20)
Total from investment operations	124.97		200.04	(35.69)
Less distributions from:
Net investment income	(48.75)		(93.61)	—
Total distributions to shareholders	(48.75)		(93.61)	—
Common shares’ offering expenses charged to paid-in capital	—		—	(2.00)
Net asset value, end of period	$1,144.96		$1,068.74	$962.31
Total Return(c)
Net asset value	11.73%		22.66%	-3.77%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$91,106		$84,850	$76,140
Ratio to average net assets of:
Net investment income, including interest expense	8.37	%(f)	10.18%	1.26%
Total expenses, including interest expense(d)	2.30	%(f)	2.09%	1.69%
Portfolio turnover rate	29%		27%	65%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$36,336		$27,931	$—
Asset Coverage per $1,000 of indebtedness(e)	$3,507		$4,038	$—

(a)	Since commencement of operations: August 13, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, if any. Total investment return does not reflect brokerage commissions.
(d)	Excluding interest expense, the operating expense ratios would be 2.00% and 1.95% for the period ended March 31, 2017 and for the year ended September 30, 2016, respectively.
(e)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total borrowings.
(f)	Annualized.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS (Unaudited)	March 31, 2017

Note 1 – Organization:
Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2017

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sale price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized as interest income when received.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2017

(c) Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
(d) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.
(e) Distributions to Shareholders
The Fund intends to pay substantially all of its net investment income, if any, to Common Shareholders through quarterly distributions. These distributions will consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to Common Shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(f) Senior Loans
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often

32 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2017

require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at March 31, 2017.
(g) When Issued
The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.
(h) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily managed assets.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.
On October 4, 2016, Rydex Fund Services, LLC ("RFS") was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Adviser and the Sub-Adviser. In connection

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2017

with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC ("MUIS"). This change has no impact on the financial statements of the Fund.
MUIS acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 – quoted prices in active markets for identical assets or liabilities.
Level 2 – significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 – significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets are categorized as Level 2, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

34 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2017

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies.
As of March 31, 2017, the cost of investments and accumulated unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

			Net Tax	Net Tax
Cost of	Gross Tax	Gross Tax	Unrealized	Unrealized
Investments	Unrealized	Unrealized	Appreciation on	Depreciation on
for Tax Purposes	Appreciation	Depreciation	Investments	Foreign Currency
$118,549,677	$8,996,008	$(1,902,326)	$7,093,682	$(26,030)

The net tax unrealized depreciation on unfunded commitments is $(19,524).
As of September 30, 2016 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Accumulated Long-Term	Net Unrealized
Ordinary Income	Gains/(Accumulated Capital Loss)	Appreciation/(Depreciation)
$184,281	$(2,734,257)	$8,184,927

For the year ended September 30, 2016 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2016
Ordinary Income	$7,415,063
Long-Term Capital Gain	–
$7,415,063

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2016, the capital loss carryforward for the Fund was as follows: short-term capital loss of $2,734,257.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2017

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
For the period ended March 31, 2017, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $45,269,115 and $34,113,116, respectively.
Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
(a) Forward Foreign Currency Exchange Contracts
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.
At March 31, 2017, the following forward foreign currency exchange contracts were outstanding:

36 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2017

						Net
			Settlement	Settlement	Value at	Unrealized
Contracts to Sell		Counterparty	Date	Value	3/31/17	(Depreciation)
CAD	700,000
for USD	524,430	JP Morgan	04/11/2017	$524,430	$526,467	$(2,037)
EUR	278,000
for USD	294,726	Bank of America	04/11/2017	294,726	296,705	(1,979)
GBP	660,000
for USD	804,868	Barclays	04/11/2017	804,868	827,107	(22,239)
Total unrealized depreciation for forward foreign currency exchange contracts						$(26,255)

(b) Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at March 31, 2017.

Statement of Asset and Liabilities
Presentation of Fair Values of Derivative Instruments:
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$–	exchange contracts	$26,255

The following table presents the effect of derivatives instruments on the Statement of Operations for the period ended March 31, 2017.

Effect of Derivative Instruments on the Statement of Operations
Amount of Realized Gain (Loss) on Derivatives

Primary Risk	Foreign Currency
Exposure	Transactions
Foreign exchange risk	$130,115

Change in Unrealized Appreciation (Depreciation) on Derivatives

Primary Risk	Foreign Currency
Exposure	Translations
Foreign exchange risk	$(37,854)*
*The Statement of Operations includes changes in unrealized appreciation (depreciation) on foreign currency and payables or receivables on foreign currency.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2017

Derivative Volume
Forward Foreign Currency Exchange Contracts:
The Fund had the following activity in forward foreign currency exchange contracts during the period ended March 31, 2017:

Quarterly Average Settlement Value Purchased	$ –
Quarterly Average Settlement Value Sold	1,352,756

Note 8 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.

38 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2017

		Gross		Gross Amounts
	Gross	Amounts	Net Amounts of	Not Offset in the
	Amounts	Offset in the	Liabilities Presented in	Statement of Assets
	of Recognized	Statement of Assets	the Statement of	and Liabilities	Net
Description	Liabilities	and Liabilities	Assets and Liabilities	Financial Instruments	Amount
Reverse Repurchase
Agreements	$36,336,097	$–	$36,336,097	$36,336,097	$–
Forward Foreign
Currency Exchange
Contracts	26,255	–	26,255	26,255	–

Note 9 – Leverage – Reverse Repurchase Agreements:
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended March 31, 2017, the average daily balance for which reverse repurchase agreements were outstanding amounted to $27,490,763. The weighted average interest rate was 0.98%. At March 31, 2017, there was $36,336,097 in reverse repurchase agreements outstanding.
As of March 31, 2017, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
Barclays Capital, Inc.	1.48%	04/06/17	$ 1,288,125
Bank of America	1.46% - 2.13%	04/07/17 – 04/17/17	5,243,572
Citigroup, Inc.	0.00%*	Open Maturity	2,140,000
BNP Paribas	1.69% - 1.75%	04/06/17 – 04/13/17	13,050,000
Royal Bank of Canada	1.48% - 1.91%	04/03/17 – 04/10/17	14,614,400
			$36,336,097
*Variable rate security. Rate indicated is rate effective as of March 31, 2017.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2017

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of March 31, 2017, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and	Up to	31 – 90	Greater than
	Continuous	30 days	days	90 days	Total
Corporate Bonds	$ 2,140,000	$ 34,196,097	$ –	$ –	$ 36,336,097
Gross amount of recognized liabilities
for reverse repurchase agreements	$ 2,140,000	$ 34,196,097	$ –	$ –	$ 36,336,097

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 10 – Loan Commitments:
Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of March 31, 2017. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of March 31, 2017, the total amount segregated in connection with reverse repurchase agreements and unfunded loan commitments was $65,440,126.
As of March 31, 2017, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
AAMC Entertainment Holdings, Inc. 04/30/17		$ 850,000	$ –
Linn Energy LLC /
Linn Energy Finance Corp.	02/27/21	780,955	58,572
Moss Creek Resources LLC	03/29/22	625,000	–
		$2,255,955	$ 58,572

Note 11 – Capital:
In connection with its organization process, the Fund sold 100 shares of beneficial interest to Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, for consideration of $100,000 at a price of $1,000 per share. The Fund issued 79,022 shares of common stock in its initial public offering. These shares were issued at $1,000 per share.
Beginning 18 months after completion of the offering, the Fund intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board. In a tender offer, the Fund will offer to repurchase outstanding common shares at the Fund’s NAV or a percentage of the Fund’s NAV per share on the last day of the offer.
Offering costs of $158,044 or $2.00 per share, in connection with the issuance of common shares were borne by the Fund and were charged to paid-in capital. The Adviser and GPIM agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $2.00 per common share.

40 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2017

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 79,572 issued and outstanding. Transactions in common shares were as follows:

	Period Ended	Period Ended
	March 31, 2017	September 30, 2016
Beginning Shares	79,393	79,122
Common shares issued through dividend reinvestment	179	271
Ending shares	79,572	79,393

Note 12 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.
On March 2, 2017, the Board of Trustees approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding shares of common stock, or 1,988 shares of the Fund at a price equal to the Fund’s net asset value per share on April 7, 2017, the day on which the tender offer expired. The net asset value per share on that day was $1,149.25.
A total of 10,011 shares were tendered. Being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered will remain outstanding.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 41

SUPPLEMENTAL INFORMATION (Unaudited)	March 31, 2017

Federal Income Tax Information
In January 2018, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2017.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Guggenheim Energy & Income Fund and their principal occupations during the past five years:
Term of
	Position(s)	Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C.	Trustee	Since 2015	Current: Private Investor (2001-present).	98	Current: Trustee, Purpose
Barnes					Investments Funds (2014-
(1951)			Former: Senior Vice President and Treasurer, PepsiCo, Inc.		present).
(1993-1997); President, Pizza Hut International (1991-1993);
Senior Vice President, Strategic Planning and New Business
Development, PepsiCo, Inc. (1987-1990).
Donald A.	Trustee	Since 2015	Current: Business broker and manager of commercial real	95	Former: Midland Care, Inc.
Chubb, Jr.			estate, Griffith & Blair, Inc. (1997-present).		(2011-2016).
(1946)
Jerry B. Farley	Trustee	Since 2015	Current: President, Washburn University (1997-present).	95	Current: Westar Energy,
(1946)					Inc. (2004-present);
CoreFirst Bank & Trust
(2000-present).
Roman	Trustee and	Since 2015	Current: Founder and Managing Partner, Roman Friedrich &	95	Current: Zincore Metals,
Friedrich III	Chairman of		Company (1998-present).		Inc. (2009-present).
(1946)	the
Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-		Former: Axiom Gold and
	Committee		2011).		Silver Corp. (2011-2012).

42 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	March 31, 2017

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Robert B.	Trustee and	Since 2015	Current: Consultant (1998-present).	95	Current: GP Natural
Karn III	Chairman of				Resource Partners, LLC
(1942)	the Audit		Former: Arthur Andersen (1965-1997) and Managing Partner,		(2002-present).
	Committee		Financial and Economic Consulting, St. Louis office (1987-
			1997).		Former: Peabody Energy
Company (2003-April 2017).
Ronald A.	Trustee and	Since 2015	Current: Partner, Momkus McCluskey Roberts, LLC (2016-	100	Current: Edward-Elmhurst
Nyberg	Chairman		present).		Healthcare System (2012-
(1953)	of the				present).
Nominating
	and		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016);
	Governance		Executive Vice President, General Counsel, and Corporate
	Committee		Secretary, Van Kampen Investments (1982-1999).
Maynard F.	Trustee	Since 2015	Current: Retired.	95	Current: Robert J. Dole
Oliverius					Institute of Politics (2016-
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-		present); Stormont-Vail
			2012).		Foundation (2013-present);
University of Minnesota
MHA Alumni Philanthropy
Committee (2009-present);
Fort Hays State University
Foundation (1999-present).

Former: Topeka Community
Foundation (2009-2014).
Ronald E.	Trustee and	Since 2015	Current: Portfolio Consultant (2010-present).	97	Former: Bennett Group of
Toupin, Jr.	Chairman of				Funds (2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio Manager,
Nuveen Asset Management (1998-1999); Vice President,
Nuveen Investment Advisory Corp. (1992-1999); Vice
President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio
Manager, Nuveen Unit Investment Trusts (1988-1999), each
of John Nuveen & Co., Inc. (1982-1999).

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 43

SUPPLEMENTAL INFORMATION (Unaudited) continued	March 31, 2017

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Donald C.	President,	Since 2015	Current: President and CEO, certain other funds in the Fund	230	Current: Clear Spring Life
Cacciapaglia***	Chief		Complex (2012-present); Vice Chairman, Guggenheim		Insurance Company
(1951)	Executive		Investments (2010-present).		(2015-present);
	Officer and				Guggenheim Partners
	Trustee		Former: Chairman and CEO, Channel Capital Group, Inc.		Japan, Ltd. (2014-
			(2002-2010).		present); Guggenheim
Partners Investment
Management Holdings,
LLC (2014- present);
Delaware Life (2013-
present); Guggenheim
Life and Annuity Company
(2011-present); Paragon
Life Insurance Company
Company of Indiana
(2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified.
***	This Trustee is deemed to be an "interested person" of the Fund under the 1940 Act by reason of his position with the Funds' Adviser and/or the parent of the Adviser.

44 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	March 31, 2017

Officers
The Officers of the Guggenheim Energy & Income Fund, who are not trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	held	and Length
and Year	with the	of Time
of Birth	Trust	Served**	Principal Occupations During Past Five Years
Officers:
William H.	Vice	Since 2015	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds
Belden, III	President		Investment Advisors, LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M.	Chief	Since 2015	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director,
Catalucci	Compliance		Guggenheim Investments (2012-present).
(1966)	Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice
President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M.	Assistant	Since 2015	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund
Howley	Treasurer		Complex (2006-present).
(1972)
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith Kemp	Assistant	Since 2016	Current: Managing Director of Transparent Value, LLC (2015- present); Managing Director of Guggenheim Investments
(1960)	Treasurer		(2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating
Officer, Macquarie Capital Investment Management (2007-2009).

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 45

SUPPLEMENTAL INFORMATION (Unaudited) continued	March 31, 2017

	Position(s)	Term of Office
Name, Address*	held	and Length
and Year	with the	of Time
of Birth	Trust	Served**	Principal Occupations During Past Five Years
Officers continued:
Amy J. Lee	Chief Legal	Since 2015	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director,
(1961)	Officer		Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company
and Security Benefit Corporation (2004-2012).
Mark E.	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments
Mathiasen			(2007-present).
(1978)
Glenn	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present).
McWhinnie	Treasurer
(1969)
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P.	Assistant	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim
Megaris	Secretary		Investments (2012-present).
(1984)
Former: J.D., University of Kansas School of Law (2009-2012).
Adam J.	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund
Nelson	Treasurer		Complex (2015-present).
(1979)
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund
Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J.	Assistant	Since 2015	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex
Scott	Treasurer		(2012-present).
(1974)
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund
Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of
Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

46 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	March 31, 2017

Position(s)
Name, Address*	held	Term of Office
and Year	with the	and Length of
of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Bryan Stone (1979)	Vice President	Since 2015	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2015	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Officer and		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-
	Treasurer		2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 47

DIVIDEND REINVESTMENT PLAN (Unaudited)	March 31, 2017

Under the Fund’s dividend reinvestment plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.
Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Computershare Trust Company, N.A. through the Internet as specified below, in writing at the address specified below or by calling the telephone number specified below.
Under the Plan, distributors, including any capital gain distributions, will be automatically reinvested in additional Common Shares at the net asset value determined on the reinvestment date.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.
In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.
Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at (866)488-3559.

48 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION (Unaudited)	March 31, 2017

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Donald C. Cacciapaglia*	Chicago, IL

Donald A. Chubb, Jr.	Investment Sub-Adviser
Guggenheim Partners Investment
Jerry B. Farley	Management, LLC
Santa Monica, CA
Roman Friedrich III
Administrator and Accounting Agent
Robert B. Karn III	MUFG Investor Services (US), LLC
Rockville, MD
Ronald A. Nyberg
Custodian
Maynard F. Oliverius	The Bank of New York Mellon
New York, NY
Ronald E. Toupin, Jr.,
Chairman	Legal Counsel
Skadden, Arps, Slate, Meagher &
* Trustee is an “interested person” (as defined	Flom LLP
in section 2(a)(19) of the 1940 Act) (“Inter-	New York, NY
ested Trustee”) of the Trust because of his po-
sition as the President and CEO of the	Independent Registered Public
Investment Adviser and Sub-Adviser.	Accounting Firm
Ernst & Young LLP
Principal Executive Officers	McLean, VA
Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 49

FUND INFORMATION (Unaudited) continued	March 31, 2017

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Energy & Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at computershare.com/investor.

This report is sent to shareholders of Guggenheim Energy & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/xgeix or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/xgeix. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

50 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

This Page Intentionally Left Blank

ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(05/17)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GEI-SAR-0317

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)      Not applicable for a semi-annual reporting period.
(b)      There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant's most recent annual report on Form N-CSR.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.
(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12.  Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3) Not applicable.
(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Energy & Income Fund
By:      /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:   President and Chief Executive Officer
Date:   June 5, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:      /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:   President and Chief Executive Officer
Date:   June 5, 2017
By:      /s/ John L. Sullivan
Name: John L. Sullivan
Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:   June 5, 2017